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Exhibit 10.16

        CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[PROMETHEUS LETTERHEAD]

November 10, 2005

AstraZeneca LP
1800 Concord Pike
P.O. Box 15437
Wilmington, DE 19850-5437
Attention:    William F. Mongan, Senior Director
                    Licensing Partnerships and Commercial Development

Re:
Second Amendment to Distribution Agreement

Dear Will:

        Reference is hereby made to that certain Distribution Agreement by and between AstraZeneca LP ("AstraZeneca") and Prometheus Laboratories Inc. ("Prometheus") dated as of November 19, 2004 (as amended by the letter agreement dated December 2, 2004) (the "Distribution Agreement"). Capitalized terms that are not defined in this letter shall have the meanings ascribed to them in the Distribution Agreement.

        Pursuant to Section 6.1.4(b) of the Distribution Agreement, Prometheus is required to perform the Minimum PDE Requirements set forth in Schedule E of the Distribution Agreement. For Sales Year 1 (beginning on the First Sales Booking Date and ending December 31, 2005), the Minimum PDE Requirement is [***] PDEs.

        Furthermore, pursuant to Sections 1.75, 1.98 and 1.107, for a product detail to be considered a Primary Product Presentation, Secondary Product Presentation or Tertiary Product Presentation, no more than [***] products may be presented during such detail.

        This letter hereby amends the Distribution Agreement to memorialize the Agreement of Prometheus and AstraZeneca as follows:

  (i)
  The Minimum PDE Requirement for Sales Year 1 on Schedule E to the Distribution Agreement ("Schedule E") is hereby amended to [***] PDEs; provided, however, that, to the extent in Sales Year 1 Prometheus performs less than [***] PDEs, Schedule E shall also be amended to include the following language:

  (a)
  The Minimum Quarterly PDE Requirements for the first calendar quarter of Sales Year 2 shall be increased to a number of a PDEs equal to (i) the difference between the actual number of PDEs performed in Sales Year 1 and [***] PDEs (the "PDE Carryover") plus (ii) [***] PDEs (i.e., the Minimum Quarterly PDE Requirement for the first calendar quarter of Sales Year 2 prior to this amendment). As an example, should Prometheus perform a total of [***] PDEs in Sales Year 1, then Prometheus shall be required to perform a total of [***] PDEs in the first calendar quarter of Sales Year 2.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    (b)
    The Minimum PDE Requirements for the Sales Year 2, shall be increased to a number of a PDEs equal to (i) the PDE Carryover plus (ii) [***] PDEs (i.e., the Minimum PDE Requirement for Sales Year 2 prior to this amendment). As an example, should Prometheus perform a total of [***] PDEs in Sales Year 1, then Prometheus shall perform a total of [***] PDEs in Sales Year 2.

  (ii)
  Those [***] product details (equivalent to [***] PDEs) performed in Sales Year 1 during which [***] products were presented shall be deemed to be [***] Primary Product Presentations or [***] PDEs, [***] Secondary Product Presentations or [***] PDEs and [***] Tertiary Product Presentations or [***] PDEs, based on the percentage of total time of the call spent on the Product, and shall therefore be counted towards the Minimum PDE Requirements and the Minimum Primary Details, as applicable, for Sales Year 1.

        Please have an authorized representative of AstraZeneca countersign this letter below indicating AstraZeneca's agreement to hereby amend the Distribution Agreement as set forth herein and its acceptance of the terms and conditions hereof, and return a copy to my attention at Prometheus.

        Except as expressly set forth herein, no change is made hereby to the terms and provisions of the Distribution Agreement and, as amended hereby, the Distribution Agreement will remain in full force and effect.

        Nothing in this letter will be deemed or construed as a waiver of any rights Prometheus or AstraZeneca may have under the Distribution Agreement or otherwise.

PROMETHEUS LABORATORIES INC.
By:	/s/ MICHAEL V. SWANSON
Name:	Michael V. Swanson
Title:	Vice President, Finance and Chief Financial Officer
Date	11/10/05
Acknowledged and Agreed:
ASTRAZENECA LP
By:	/s/ JOHN GODDARD
Name:	John Goddard
Title:	Senior VP & CFO
Date	11/21/05

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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  Exhibit 10.16